ACCURIDE™

Industry-Leading Commercial Vehicle Products

Accuride First Quarter 2016 Earnings Call

Forward Looking Statements

Statements contained in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Accuride's expectations, hopes, beliefs and intentions with respect to future results. Such statements are subject to the impact on Accuride's business and prospects generally of, among other factors, market demand in the commercial vehicle industry, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in Accuride's Securities and Exchange Commission filings, including those described in Item 1A of Accuride's Annual Report on Form 10-K for the fiscal year ended December 31, 2015. Any forward-looking statement reflects only Accuride's belief at the time the statement is made. Although Accuride believes that the expectations reflected in these forward-looking statements are reasonable, it cannot guarantee its future results, levels of activity, performance or achievements. Except as required by law, Accuride undertakes no obligation to update any forward-looking statements to reflect events or developments after the date of this news release.



First Quarter 2016 Summary and End-Market Update

Rick Dauch
President and Chief Executive Officer

Q1 2016 Overview

Financial performance:

- Strong liquidity position at >$60m
- Adj. EBITDA of $15.0 million, down $6.3m year-over-year (YOY)
  - **Wheels:** Down $1.5m YOY due primarily to anticipated results in the Gianetti operations
  - **Gunite:** Up $0.4m YOY as revenue increased due to aftermarket share gains
  - **Brillion:** Down $5.6m YOY as end markets continue to be impacted by low commodity prices

Operational update:

- All North American plants continue to operate at world class levels
- Progress with the Gianetti assets but work remains
- Implemented volume-related layoffs to reduce salary and hourly headcount at select Wheels facilities
- Additional cost reduction measures were completed in Q1 2016 to maintain positive cash flow
  - Eliminated 13 salaried positions within corporate functional departments and aggressively managed down other areas of SG&A spending
  - Planned capital expenditures for the remainder of 2016 reduced by $5 million

Commercial opportunities :

- Eversteel™ wheel launched with strong interest from fleets
- Recent databook wins for Gunite presenting opportunities for pull through sales with fleets
- Brillion's lower cost structure and recent capital investments allow it to win new business

N.A. Industry Indicators Remain Positive

ISM Manufacturing Index



65
60
55
50
45
40
35
30
Dec-00 Dec-02 Dec-04 Dec-06 Dec-08 Dec-10 Dec-12 Dec-13 Dec-15

Uptick in manufacturing activity

Housing Starts



Units, Millions of Starts (SAAR)
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
History
Forecast
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017

Starts remain strong

Auto & Light Truck Sales



Millions of units (SAAR)
20
18
16
14
12
10
8
2008 2009 2010 2011 2012 2013 2014 2015 2016

Continued strength

Fleet Utilization



Utilization Rate, Total Fleet (% In Use)
100%
95%
90%
85%
80%
75%
70%
65%
History
Forecast
2011 2012 2013 2014 2015 2016 2017

Capacity remains very tight

Fleet Age



Avg. Age in Years
7.0
6.8
6.6
6.4
6.2
6.0
5.8
5.6
5.4
5.2
5.0
6.7
6.7
6.6
6.5
6.2
5.9
5.9
6.0
6.0
6.0
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019

Fleets at replacement levels only

Diesel Prices



Y/Y % Change-Area
80
60
40
20
0
-20
-40
-60
-80
$/Gal-Line
5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
Y/Y % Change
$/Gal
2008 2009 2010 2011 2012 2013 2014 2015 2016

Diesel prices remain low

US Economic indicators are solid, ISM index upturn in March

Sources: ACT, FTR

N.A. Build Projections



North America Class 8 Builds
Actuals
ACT Forecast
FTR Forecast
Build Average of past 2 cycles = 245K

	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Actuals / ACT	118,396	154,290	255,261	278,720	245,801	297,097	323,282	236,522	245,053	274,735	291,112
FTR								237,676	256,800	261,900	269,700



North America Medium Duty
Actuals *
ACT Forecast *
FTR Forecast **
Build Average of past 2 cycles = 201K

	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Actuals / ACT	97,733	117,941	166,792	188,449	201,399	225,681	237,100	236,454	243,796	245,338	259,149
FTR								200,053	200,000	206,100	210,400

* Reflects North America Class 5-7 ** Reflects North America Class 4-7



U.S. Trailer
Actual
ACT Forecast
FTR Forecast
Build Average of past 2 cycles = 195K

	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Actuals / ACT	78,629	121,996	209,582	236,841	234,362	268,746	306,557	297,550	276,200	254,100	255,000
FTR								280,000	250,000	245,000	250,000

Class 8

- Production forecasted to decline by 25-30% in 2016
- Orders remain weak but production forecasts appear to have stabilized

Class 5-7

- Production forecasted to remain at healthy levels in 2016
- Consumer spending, housing and infrastructure will continue to drive demand

Trailer

- Production currently forecasted to decline by 3% in 2016
- Trailer backlog remains solid

Sources: ACT, FTR

EU Build Projections


European Heavy Duty Forecast
(>16t GVW)

	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Eastern Europe	54,533	83,664	126,943	122,668	111,008	97,092	86,098	86,713	100,479	117,496	138,697	155,079
Western Europe	146,422	244,155	327,895	298,699	327,878	297,275	335,306	364,125	375,405	392,962	409,255	427,157


European Medium Duty Forecast
(6t - 15t GVW)

	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Eastern Europe	10,140	18,039	24,039	33,990	37,999	24,563	25,050	21,510	24,543	26,653	28,396	30,005
Western Europe	52,868	70,232	95,983	79,712	86,151	71,513	81,061	81,078	84,606	86,752	87,974	89,208


European Trailer Forecast

	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Eastern Europe	31,170	42,511	68,130	64,489	63,807	64,420	58,878	68,833	70,975	59,629	63,830	68,998
Western Europe	85,511	140,550	196,896	176,573	178,946	200,709	225,174	242,092	227,548	180,124	191,273	206,587

- European truck sales are rebounding in early 2016, prompting an upward revision of forecast expectations
- European truck builds are expected to continue their steady rate of growth over the forecast horizon
- The European trailer market will peak in 2016, remaining at a high level in 2017 before a cyclical economic slowdown pulls production lower

Gianetti Ruote Joint Venture

- **Q1 2016 financial results in line with expectations**
  - Net Sales = $10.4 million
  - Operating income = $(1.5) million

- **Significant operational progress**
  - 100% on-time delivery
  - Quality – World class levels
  - Lean – Lead times reduced from 47 days in Jan 2016 to 36 in April 2016
  - Productivity measures consistently at 98-99% of targets
  - Facility and process equipment CAPEX projects tracking to plan

- **Other working capital and cash management initiatives in-process**
  - Accounts Receivable – Cleaned up past due accounts
  - Inventory – Target of $2 million reduction by end of 2016

- **New German based sales rep starts in Q3 2016**

- **Management, workforce and union continue to work well together**

Significant progress at Gianetti – In line with expectations

Brillion Update

Metric	Cost Reductions & Operating Improvements
Headcount	Salaried & hourly headcount reduced by 167 or 33% since 2014
Safety	25% improvement in safety metrics since 2014
Internal scrap	Below 2% on vertical mold lines and 4% on horizontal mold lines
Quality	40% reduction in PPM since 2014
Delivery	Averaging 95% on-time delivery across all customers

New Business Awards



$18
$16
$14
$12
$10
$8
$6
$4
$2
$-
$5
$15
Other
DISA 250
2H 2016
2017

Customer	End Market	Product
Powertrain Supplier	Commercial Vehicle	Machined Flywheel
	Infrastructure	Road Markers
Danfoss	Industrial	Crankcases
	Defense	Casings

Improved cost structure and investments enabled Brillion to secure new business



4th Quarter and Fiscal Year 2015 Financial Overview

Mike Hajost
Senior Vice President and Chief Financial Officer

1st Quarter 2016 Results

(US$, in millions except per share data)

QTD Period Ending March 31,	***2013***	***2014***	***2015***	***2016***
Net Sales	$163	$167	$184	$161
YOY Growth	*(29%)*	*2%*	*10%*	*(12%)*
Operating Income (Loss)	(5)	7	9	2
Percent to Sales	*NA*	*4%*	*5%*	*2%*
Net Interest Income (Expense)	(9)	(8)	(8)	(8)
Other Income (Expense)	0	(1)	(1)	1
Profit (Loss) Before Tax From Cont Ops	$(13)	$(2)	$(0)	$(5)
Tax (Provision) Benefit	(1)	(1)	(0)	(0)
Net Income (Loss) From Cont Ops	$(15)	$(3)	$(1)	$(5)
Discontinued Operations, Net of Tax	(1)	(0)	(0)	-
Net Income (Loss)	$(16)	$(4)	$(1)	$(5)
Minority Interest	-	-	-	0
Net Income (Loss) Attributable to Stockholders	$(16)	$(4)	$(1)	$(5)
EPS Fully Diluted	*(0.31)*	*(0.07)*	*(0.01)*	*(0.10)*
Adjusted EBITDA	$8	$18	$21	$15
Percent to Sales	*5%*	*11%*	*12%*	*9%*

Free Cash Flow

(US$, in millions)

	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016
Adjusted EBITDA	$21	$26	$19	$16	$15
Change in W/C	(15)	6	11	(2)	(8)
Excess Pension Contributions	(2)	(2)	(2)	(2)	(2)
Cash Interest Paid	(15)	(0)	(15)	(0)	(15)
Cash Taxes Paid	(0)	(0)	(0)	(0)	(0)
Cash from Operations	$(10)	$29	$12	$12	$(11)
Capital Expenditures	(4)	(5)	(7)	(7)	(9)
Free Cash Flow	$(15)	$24	$6	$5	$(19)

Working capital management helped offset reduction in earnings

Net Debt & Liquidity

(US$, in millions)

	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016
Senior Secured Notes	$305	$306	$306	$306	$303	$304	$304	$304	$305
Joint Venture Debt (Gianetti)	-	-	-	-	-	-	-	10	9
ABL Facility	35	35	25	17	20	10	15	-	10
Total Debt	$340	$341	$331	$323	$323	$314	$319	$314	$324
Less Cash	22	32	22	30	18	31	39	30	19
Net Debt	$319	$309	$309	$293	$306	$283	$280	$285	$305
Debt to LTM Adjusted EBITDA	*5.6*	*5.0*	*4.3*	*3.8*	*3.8*	*3.4*	*3.4*	*3.5*	*4.0*
Available Liquidity	$63	$72	$70	$70	$71	$90	$81	$77	$62

Strong liquidity at the end of Q1 2016

2016 Full Year Guidance

	Previous	Current
Class 8	240K to 260K	220K to 240K
Class 5-7	220K to 240K	220K to 240K
Trailer	270K to 290K	270K to 290K
European HD/MD Trucks	510K to 530K	510K to 530K
Brillion Revenue Growth	Minus 15% to 20%	Minus 10% to 15%
Net Sales	$650 to $700	$650 to $700
Adjusted EBITDA	$65 to $80	$65 to $80
Depreciation & Amortization	$48	$48
Interest Expense	$34	$34
Capital Expenditures	$30 to $35	$25 to $30
Cash Interest Expense	$31	$31
Cash Taxes	$2	$2
Cash Pension Funding	$6	$6
Free Cash Flow	Breakeven	Breakeven

Key financial guidance targets unchanged



Closing Comments - 2016 Priorities

Rick Dauch
President and Chief Executive Officer

2016 Priorities are Unchanged

- **Continue to gain market share (N.A. and Europe):**
  - Leverage world-class operating metrics and leading technology to gain share at Wheels and Gunite
  - Grow market share in Europe – expand customer base
- **Execute Gianetti turnaround plan:**
  - Install Accuride system for Lean manufacturing to reduce operating costs & improve profitability
  - Execute three year product technology and portfolio expansion plan
  - Targeted metrics for 2018
    - More than double net sales through expansion of product portfolio, entrance into trailer market
    - Improve EBITDA margins to > 15%
    - Reduce Days Inventory by 50%
- **Prepare Brillion for return to profitability in 2017-18:**
  - Qualified and launched Disa 250C in Q1 2016
  - Continue to manage and potentially adjust, if necessary, costs and CAPEX through 2016-17
  - Focus on diversifying revenue - enter automotive segment (powertrain, drivetrain, chassis)
- **Further advance our product technology leadership:**
  - Steel Wheels – EverSteel™ in North America and introduce lightweight steel wheel in Europe
  - Aluminum Wheels – Lightweight aluminum wheels
  - Gunite – Lightweight drums and hubs (2017-18)
- **Complete Plex ERP Implementation:**
  - Two sites scheduled for 2016 – Springfield, Ohio (2Q16) and Milan, Italy (3Q16)

Questions

Appendix

Q1 2016 Segment Information

$ millions

Net Sales:

	Q1 2015	***Q1 2016***	***Change***	***YOY Growth***
Wheels	$108	$105	$(3)	*(3%)*
Gunite	38	39	1	*3%*
Brillion Iron Works	38	17	(21)	*(55%)*
Consolidated Total	$184	$161	$(23)	*(12%)*

Operating Income:

	Q1 2015	***Q1 2016***	***Change***	***YOY Growth***
Wheels	$13	$11	$(2)	*(16%)*
Gunite	3	3	0	*12%*
Brillion Iron Works	2	(3)	(6)	*NA*
Corporate / Other	(9)	(8)	0	*(5%)*
Consolidated Total	$9	$2	$(7)	*(74%)*

Adjusted EBITDA:

	Q1 2015	***Q1 2016***	***Change***	***YOY Growth***
Wheels	$22	$21	$(1)	*(7%)*
Gunite	4	4	0	*10%*
Brillion Iron Works	3	(2)	(6)	*NA*
Corporate / Other	(8)	(8)	0	*(5%)*
Consolidated Total	$21	$15	$(6)	*(30%)*

Net Income to Adj. EBITDA Reconciliation

$ Millions	**Q1 2015**	**Q1 2016**
Net Income	$(1)	$(5)
Income Tax Provision (Benefit)	(0)	1
Net Interest Expense (Income)	8	8
Depreciation and Amortization	11	11
EBITDA	$18	$14
Minority Interest	-	0
Restructuring, Severance, Other	1	1
Other Items	2	(0)
Adjusted EBITDA	$21	$15

We define Adjusted EBITDA as our net income or loss before income tax expense or benefit, interest expense, net, depreciation and amortization, restructuring, severance, and other charges, impairment, and currency losses, net. Adjusted EBITDA has been included because we believe that it is useful for us and our investors to measure our ability to provide cash flows to meet debt service. Adjusted EBITDA should not be considered an alternative to net income (loss) or other traditional indicators of operating performance and cash flows determined in accordance with accounting principles generally accepted in the United States ("GAAP"). We present the table of Adjusted EBITDA because covenants in the agreements governing our material indebtedness contain ratios based on this measure on a quarterly basis. While Adjusted EBITDA is used as a measure of liquidity and the ability to meet debt service requirements, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculations.

Trade Working Capital

(US$, in millions)

As of Mar 31st

	2013	2014	2015	2016
Accounts Receivable	$83	$73	$76	$65
Days Sales Outstanding	*33*	*34*	*32*	*35*
Inventory	57	45	42	41
Days Inventory Outstanding	*28*	*25*	*24*	*27*
Accounts Payable	71	63	65	60
Days Payables Outstanding	*31*	*33*	*34*	*41*
Net Trade W/C	$69	$56	$53	$46
Cash Conversion Cycle Days	*30*	*26*	*22*	*21*
Percent to Annualized Sales	*9%*	*8%*	*7%*	*7%*